EXHIBIT 10.3

THE SECURITIES ISSUED PURSUANT TO THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SECURITIES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE LAW AND, IF THE COMPANY REASONABLY REQUESTS, AN OPINION REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the “Agreement”) entered into to be effective as of November 6, 2023 (the “Effective Date”), by and between BK Technologies Corporation, a Nevada corporation (the “Company”), and East West Manufacturing, LLC, a Georgia limited liability company (“EW”).

R E C I T A L S

WHEREAS: EW and the Company are parties to a Master Supply Agreement dated as of the date hereof (the “MSA”).

WHEREAS: As part of the consideration to be paid under the MSA, and for other good and valuable consideration, the receipt of which is hereby acknowledged, EW and the Company hereby agree as follows:

A G R E E M E N T

1. Issuance. The Company hereby issues and sells to EW seventy-seven thousand five hundred twenty (77,520) shares (the “Subject Shares”) of the Company’s common stock, par value $0.60 per share (the “Common Stock”), effective as of the Effective Date, subject to the terms and conditions of this Agreement. The Company and EW agree that the value of the Subject Shares is equal to One Million Dollars ($1,000,000) based on a price per share equal to the average of the closing price of the Common Stock on the NYSE American exchange for the thirty (30) most recent Trading Days (defined below) prior to the Effective Date. For purposes of this Agreement, a “Trading Day” means any day on which the NYSE American is open for trading, whether or not any of the Common Stock is actually traded on that day.

2. Consideration; Delivery of Subject Shares. The Subject Shares are issued in consideration of the payment by EW to the Company of $1,000,000 (the “Purchase Price”), as contemplated by the MSA. EW shall wire the Purchase Price to the Company in United States dollars and in immediately available funds in accordance with the instructions provided by the Company. Upon receipt of the Purchase Price, the Company shall irrevocably instruct its transfer agent to deliver to EW one or more stock certificates evidencing the Subject Shares, or other evidence of the issuance of the Subject Shares in book entry form in the name of EW.

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3. Securities Representations and Warranties.

(a) In connection with, and in consideration of, the issuance of the Subject Shares to EW, EW represents that EW is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under Securities Act of 1933, as amended (the “Securities Act”), and hereby makes the additional representations set forth on Exhibit A attached hereto to the Company with respect to the Subject Shares, such that the Company may rely on them in issuing the Subject Shares.

(b) EW understands, acknowledges, and agrees that the sale and issuance to EW of the Subject Shares has not been registered under the Securities Act because the Company believes, relying in part on EW’s representations in this document, that an exemption from such registration requirement is available for such sale and issuance. EW acknowledges and agrees that the availability of this exemption depends upon the truthfulness and accuracy of the representations EW is making to the Company in this document.

4. Restrictions

(a) Vesting. All Subject Shares shall be fully vested upon issuance and EW shall have all the rights of a holder of Common Stock (including voting and dividend rights, as applicable) with respect to the Subject Shares.

(b) Transfer. Except for transfers not involving a change in beneficial ownership, EW agrees not to make any sale, assignment, transfer, pledge or other disposition of all or any portion of the Subject Shares, or any beneficial interest therein, unless and until (i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or (ii) such disposition will not require registration of the Subject Shares under the Securities Act.

(c) Legends. EW understands and agrees that the Company shall cause the legends set forth below, or substantially equivalent legends, to be placed upon any certificate(s) evidencing ownership of the Subject Shares, together with any other legends that may be required by the Company or by applicable state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SECURITIES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE LAW AND, IF THE COMPANY REQUESTS, AN OPINION SATISFACTORY TO THE COMPANY TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.

(d) Rule 144. EW understands that the Subject Shares are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances.

5. No Transfer of Subject Shares. EW agrees to comply in all respects with the provisions of Section 4 and 5 and the restrictive legend requirements set forth on the face of this Agreement and further agrees that EW shall not offer, sell or otherwise dispose of the Subject Shares except under circumstances that will not result in a violation of the Securities Act.

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6. Tax Issues. The Company has directed EW to seek independent advice regarding the Federal, state and/or local tax laws that may apply to EW in connection with the issuance and receipt of the Subject Shares.

7. Representations and Warranties of Company. The Company hereby represents and warrants to EW that it has the requisite corporate power and authority to execute and deliver and to carry out the terms of this Agreement and any and all related documents or agreements. This Agreement and any related documents or agreements are valid and binding agreements of the Company. The Subject Shares have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company against payment therefor at the Effective Date, will be validly issued, fully paid and non-assessable, and the issuance and sale of the Subject Shares is not subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase the Subject Shares. There is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement. The Company has offered the Subject Shares for sale only to EW.

8. Indemnification. EW and the Company each agree to indemnify, defend, and hold harmless the other from and against any and all loss, liability, expenses, including reasonable attorneys’ fees, or damage, of any nature, arising out of or due to a breach of any representation, warranty, or undertaking of such party contained in this Agreement.

9. Legend Removal.

(a) Certificates evidencing the Subject Shares shall not contain the legend set forth in Section 4(c) above: (i) following a sale of such Subject Shares pursuant to a registration statement covering the resale of such Subject Shares, while such registration statement is effective under the Securities Act, (ii) following any sale of such Subject Shares pursuant to Rule 144, (iii) if such Subject Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Subject Shares and without volume or manner-of-sale restrictions under Rule 144 or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC).

(b) The Company agrees that at such time as any legend set forth in Section 4(c) hereof is no longer required under this Section 9, the Company will, no later than three business days following the delivery by EW to the Company or notice by EW to the Company of delivery by EW to the Company’s transfer agent of a certificate representing Subject Shares issued with such legend (together with any legal opinion required by such transfer agent), deliver or cause to be delivered to EW a certificate representing such Subject Shares that is free from such legend, or, in the event that such shares are uncertificated, remove any such legend in the Company’s share records. The Company may not make any notation on its records or give instructions to the Company’s transfer agent that enlarge the restrictions on transfer set forth in Section 4(c) above.

10. General Provisions.

(a) Successors and Assigns, Assignment. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives.

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(b) Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the state of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

(c) Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby.

(d) Counterparts; Execution. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement. This Agreement may be executed and delivered by facsimile or other electronic method and upon such delivery the facsimile or electronic signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

(e) Amendments and Waivers. This Agreement may be amended only by a written agreement executed by each of the parties hereto. No amendment of or waiver of, or modification of any obligation under this Agreement will be enforceable unless set forth in a writing signed by the party against which enforcement is sought. Any amendment effected in accordance with this section will be binding upon all parties hereto and each of their respective successors and assigns. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

(f) Attorney’s Fees. In any action at law or in equity to enforce any of the provisions or rights under this Agreement, the unsuccessful party to such litigation, as determined by the Court in a final judgment or decree, shall pay the successful party or parties all costs, expenses, and reasonable attorneys’ fees incurred by the successful party or parties (including, without limitation, costs, expenses and fees on any appeals), and if the successful party recovers judgment in any such action or proceeding, such costs, expenses and attorney’s fees shall be included as part of the judgment.

(g) Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

(h) No Strict Construction. This Agreement has been prepared jointly and will not be construed against either party.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, this Agreement is hereby executed as of the date first written above.

COMPANY:	BK TECHNOLOGIES CORPORATION

/s/ John M. Suzuki
	By:	John M. Suzuki
	Its:	Chief Executive Officer

EW:	EAST WEST MANUFACTURING, LLC

/s/ Scott Ellyson
	By:	Scott Ellyson
	Its:	Chief Executive Officer

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EXHIBIT A

SECURITIES REPRESENTATIONS AND WARRANTIES

1. Purchasing for Own Investment; Accredited Investor. EW has not been formed for the purpose of acquiring the Subject Shares and holds assets in addition to the Subject Shares. EW is acquiring the Subject Shares solely for investment purposes, and not for further distribution. EW’s entire legal and beneficial ownership interest in the Subject Shares is being acquired and shall be held solely for EW’s account. EW is not a party to, and does not presently intend to enter into, any contract or other arrangement with any other person or entity involving the resale, transfer, grant of participation with respect to or other distribution of any of the Subject Shares. EW’s investment intent is not limited to EW’s present intention to hold the Subject Shares for the minimum capital gains period specified under any applicable tax law, for a deferred sale, for a specified increase or decrease in the market price of the Subject Shares, or for any other fixed period in the future.

2. Ability to Protect Own Interests. EW and its managers and beneficial owners are knowledgeable investors and can properly evaluate the merits and risks of an investment in the Subject Shares and can protect EW’s own interests in this regard, whether by reason of EW’s own business and financial expertise, the business and financial expertise of its directors, and certain professional advisors unaffiliated with the Company with whom EW has consulted, or EW’s preexisting business or personal relationship with the Company or any of its officers, directors or controlling persons.

3. Informed About the Company. EW is sufficiently aware of the Company’s business affairs and financial condition to reach an informed and knowledgeable decision to acquire the Subject Shares. EW has had opportunity to discuss the plans, operations and financial condition of the Company with its officers, directors or controlling persons, has reviewed the Company’s public filings with the Securities and Exchange Commission, and has received all information EW deems appropriate for assessing the risk of an investment in the Subject Shares.

4. Economic Risk. EW realizes that an investment in the Subject Shares involves a high degree of risk, and that the Company’s future prospects are uncertain. EW is able to hold the Subject Shares indefinitely if required, and is able to bear the loss of EW’s entire investment in the Subject Shares.

5. Restricted Securities. EW understands that the Subject Shares are “restricted securities” in that the Company’s sale of the Subject Shares to EW has not been registered under the Securities Act in reliance upon an exemption for non-public offerings. In this regard, EW also understands and agrees that:

(a) EW must hold the Subject Shares indefinitely, unless any subsequent proposed resale by EW is registered under the Securities Act, or unless an exemption from registration is otherwise available (such as Rule 144);

(b) the Company is under no obligation to register any subsequent proposed resale of the Subject Shares by EW; and

(c) the certificate evidencing the Subject Shares will be imprinted with a legend which prohibits the transfer of the Subject Shares unless such transfer is registered or such registration is not required in the opinion of counsel for the Company.

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6. Rule 144. EW is familiar with Rule 144 adopted under the Securities Act, which in some circumstances permits limited public resales of “restricted securities” like the Subject Shares acquired from an issuer in a non-public offering. EW understands that its ability to sell the Subject Shares under Rule 144 in the future is uncertain, and will depend upon, among other things: (i) the availability of certain current public information about the Company; (ii) the resale occurring more than six months after EW’s purchase and full payment (within the meaning of Rule 144) for the Subject Shares; and (iii) if EW is an affiliate of the Company: (A) the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker, as said term is defined under the Securities Exchange Act of 1934, as amended, (B) the amount of Subject Shares being sold during any three-month period not exceeding the specified limitations stated in Rule 144, and (C) timely filing of a notice of proposed sale on Form 144, if applicable.

7. Availability of Rule 144. EW understands that the requirements of Rule 144 may never be met, and that the Subject Shares may never be saleable. EW further understands that at the time EW wishes to sell the Subject Shares, there may be no public market for the Company’s stock upon which to make such a sale, or the current public information requirements of Rule 144 may not be satisfied, either of which could preclude EW from selling the Subject Shares under Rule 144 even if the six-month minimum holding period had been satisfied.

8. Restrictions on Resale. EW understands that in the event Rule 144 is not available to EW, any future proposed sale of any of the Subject Shares by EW will not be possible without prior registration under the Securities Act or compliance with some other registration exemption (which may or may not be available). EW understands that neither the Company nor its counsel is obligated to provide EW with any such opinion. EW understands that although Rule 144 is not exclusive, the staff of the Securities and Exchange Commission has stated that persons proposing to sell private placement securities other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

9. No General Solicitation. EW acknowledges that neither the Company nor any other person offered to sell the Subject Shares to it by means of any form of general solicitation or advertising, including but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

10. Residence/Principal Place of Business. The address of EW’s principal place of business is 4170 Ashford Dunwoody Road, Suite 560, Atlanta, GA 30319.

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